SYNALLOY CORPORATION
DIVISIONAL MANAGEMENT INCENTIVE PLAN
FOR THE CHEMICALS SEGMENT

INCENTIVE POOL

A separate incentive pool will be established for 2006 and subsequent fiscal years for the Chemicals Segment. The incentive pool will equal ten percent (10%) of the fiscal year's Operating Income (as defined below) in excess of ten percent (10%) of average shareholders' equity. Return on equity will be an amount equal to ten percent (10%) of average equity at the beginning of each quarter of the fiscal year. As used in the Divisional Management Incentive Plan (the "Plan"), the term "Operating Income" shall mean the operating income as generally reflected in the Chemicals Segment's internal statement of earnings. It is intended that Operating Income shall be before the bonus compensation payable under this Plan and before income and expenses not resulting from normal operations, including but not limited to interest income and expense, gains and losses from the sale or other disposition of capital assets and environmental expenses related to preexisting conditions not resulting from recent operations. The Synalloy Corporation Board of Directors' Compensation & Long-Term Incentive Committee shall have sole discretion to determine which other items of income and expenses are included in and/or excluded from Operating Income and their determination shall be final, binding and conclusive upon the parties hereto.

DESIGNATED PARTICIPANTS

Designated Participants in this Plan will be limited to Officers and other key managers of the Specialty Chemicals Segment, comprised of Manufacturers Chemicals, L.P., Blackman Uhler Specialty Chemicals and Organic-Pigments Corp., who are designated by the Chief Executive Officer of Synalloy as employees who are responsible for and significantly influence profits.

ALLOCATION OF INCENTIVE POOL

A maximum of thirty percent (30%) of the incentive pool may be distributed to employees who are not Designated Participants in this Plan as recommended by the Chief Executive Officer of Synalloy and approved by the Compensation Committee of the Board of Directors. A minimum of sixty percent (60%) of the incentive pool will be paid to Designated Participants pro rata to their salaries. A minimum of ten percent (10%) and a maximum of forty percent (40%) of the incentive pool may be paid to Designated Participants in any proportion as recommended by the Chief Executive Officer of Synalloy and approved by the Compensation Committee of the Board of Directors.

TIME OF PAYMENT

Payments will be made within two and one-half months of the fiscal year-end subject to completion of the annual audit of financial statements for the fiscal year in which the incentive is earned.

ADDITIONAL REQUIREMENTS FOR RECEIPT OF ANY PAYMENT UNDER THIS PLAN

a. Employed by the Specialty Chemicals Group at the year-end for which the incentive is earned unless termination of employment results from death, disability or retirement in which case payment will be prorated to cover time worked during the year.

b. Also employed at the time of payment unless termination of employment results from involuntary termination, retirement, disability or death between year-end and payment date.

c. Designated participants must have entered into an agreement acceptable to the Chief Executive Officer of Synalloy under which they agree not to compete with the Specialty Chemicals Group for a minimum period of one year after the termination of their employment.

DURATION OF PLAN

The Plan will remain in effect until modified or terminated by the Board of Directors of Synalloy Corporation. The Plan will not be changed for a fiscal year after the beginning of such year. Prior to the beginning of a fiscal year, the Board of Directors of Synalloy may modify or cancel this Plan at their sole discretion.

SYNALLOY CORPORATION
DIVISIONAL MANAGEMENT INCENTIVE PLAN
FOR THE METALS SEGMENT

INCENTIVE POOL

A separate incentive pool will be established for 2006 and subsequent fiscal years for the Metals Segment. The incentive pool will equal ten percent (10%) of the fiscal year's Operating Income (as defined below) in excess of ten percent (10%) of average shareholders' equity. Return on equity will be an amount equal to ten percent (10%) of average equity at the beginning of each quarter of the fiscal year. As used in the Divisional Management Incentive Plan (the "Plan"), the term "Operating Income" shall mean the operating income as generally reflected in the Metals Segment's internal statement of earnings. It is intended that Operating Income shall be before the bonus compensation payable under this Plan and before income and expenses not resulting from normal operations, including but not limited to interest income and expense, gains and losses from the sale or other disposition of capital assets and environmental expenses related to preexisting conditions not resulting from recent operations. The Synalloy Corporation Board of Directors' Compensation & Long-Term Incentive Committee shall have sole discretion to determine which other items of income and expenses are included in and/or excluded from Operating Income and their determination shall be final, binding and conclusive upon the parties hereto.

DESIGNATED PARTICIPANTS

Designated Participants in this Plan will be limited to Officers and other key managers of the Metals Segment, comprised of Bristol Metals, L. P. who are designated by the Chief Executive Officer of Synalloy as employees who are responsible for and significantly influence profits.

ALLOCATION OF INCENTIVE POOL

A maximum of thirty percent (30%) of the incentive pool may be distributed to employees who are not Designated Participants in this Plan as recommended by the Chief Executive Officer of Synalloy and approved by the Compensation Committee of the Board of Directors. A minimum of sixty percent (60%) of the incentive pool will be paid to Designated Participants pro rata to their salaries. A minimum of ten percent (10%) and a maximum of forty percent (40%) of the incentive pool may be paid to Designated Participants in any proportion as recommended by the Chief Executive Officer of Synalloy and approved by the Compensation Committee of the Board of Directors.

TIME OF PAYMENT

Payments will be made within two and one-half months of the fiscal year-end subject to completion of the annual audit of financial statements for the fiscal year in which the incentive is earned.

ADDITIONAL REQUIREMENTS FOR RECEIPT OF ANY PAYMENT UNDER THIS PLAN

a. Employed by the Metals Segment at the year-end for which the incentive is earned unless termination of employment results from death, disability or retirement in which case payment will be prorated to cover time worked during the year.

b. Also employed at the time of payment unless termination of employment results from involuntary termination, retirement, disability or death between year-end and payment date.

c. Designated participants must have entered into an agreement acceptable to the Chief Executive Officer of Synalloy under which they agree not to compete with the Metals Segment for a minimum period of one year after the termination of their employment.

DURATION OF PLAN

The Plan will remain in effect until modified or terminated by the Board of Directors of Synalloy Corporation. The Plan will not be changed for a fiscal year after the beginning of such year. Prior to the beginning of a fiscal year, the Board of Directors of Synalloy may modify or cancel this Plan at their sole discretion.